UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 27, 2010
THERMADYNE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13023	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri	63017
(Address of principal executive offices)	(Zip Code)
(636) 728-3000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act.
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
     On April 27, 2010, Thermadyne Holdings Corporation (the “Company”) issued a press release announcing the financial results for the three months ended March 31, 2010. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not a part of this Report. The information under this Item 2.02, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release of Thermadyne Holdings Corporation, dated April 27, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 27, 2010

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Thermadyne Holdings Corporation, dated April 27, 2010.

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